Exhibit 10.1
                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement And Mutual Release ("Agreement") is made and entered into as of the 23rd day of December, 2003 by and between Trans Energy, Inc. ("TEI"), a Nevada Corporation, George Woodburn and Loren Bagley on the one hand and Baker Hughes Oilfield Operations, Inc. d/b/a Baker Hughes Inteq, Western Geophysical, a division of Western Atlas International, Inc. and any of their subsidiaries, affiliates or related entities (collectively the "Baker Entities") on the other hand.


                                   1. RECITALS
                                      --------

         A. The Baker Entities obtained a judgment against TEI in the amount of $600,665.36 plus post-judgment interest at the rate of 10% per annum by entry of an Agreed Final Judgment (the "Agreed Judgment") in the 189th Judicial District Court of Harris County, Texas, Cause No. 1998- 48248. The Baker Entities obtained an additional judgment against TEI in the amount of $41,142.00 plus post-judgment interest at the rate of 10% per annum by entry of a Final Judgment (the "Judgment") in the 152nd Judicial District Court of Harris County, Texas, Cause No. 1998-8777. Collectively both judgments are herein referred to as the "Judgments."

         B. The Baker Entities and TEI entered into a Settlement Agreement dated February 2, 2001 (the "February Agreement") concerning the terms of the payment for the obligations owed by TEI to the Baker Entities for the Judgments. Pursuant to the February Agreement, TEI agreed to pay the Baker Entities the amount of $759,664.31, plus interest thereon at 10% from the date of the "Initial Payment as defined in the February Agreement and in accordance with the payment schedule contained in the February Agreement. As part of such settlement, Mr. Woodburn (the "Woodburn Pledge") and Mr. Bagley (the "Bagley Pledge") each delivered their Security Agreement/Pledge dated February 1, 2001 and TEI delivered to the Baker Entities a Deed Of Trust dated February 1, 2001, and recorded February 14, 2001, in Book 1646 at Page 478 - 479 in the Office of the County Clerk, Campbell County, Wyoming (the "Deed of Trust"). Subsequently, TEI assigned to the Baker Entities TEI's' right to certain production payments by agreement dated February 28, 2002, and recorded March 15, 2002, in Book 1140 of Photos at Pages 346-349 in the Office of the County Clerk, Campbell County, Wyoming (the "Production Assignment").

         C. TEI admits that it is in default of its payment obligations under the February Agreement and the Judgments and that the unpaid balance of $577,702.01 (representing principle and accrued interest through July 14, 2003) is now past due and owing (the "Claims").



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


         D. The Baker Entities, Mr. Woodburn, Mr. Bagley and TEI enter into this Agreement to resolve fully and finally all TEI obligations to the Baker Entities arising from TEI's default of the February Agreement, the Judgments or otherwise.

                                  II. AGREEMENT
                                      ---------

         In consideration of the covenants and agreements herein, and of the payment of $350,000 in cash or by cashier(s) check made payable to Baker Hughes, Inc. by Loren Bagley to the Baker Entities, and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged by TEI, TEI, Mr. Bagley, Mr. Woodburn and the Baker Entities hereby agree as follows:

         A.       Payment to the Baker Entities from Trans Energy. Inc.
                  -----------------------------------------------------
         Mr. Bagley, for the benefit of TEI agrees to pay the Baker Entities the amount of $350,000 in cash or by cahier's check made payable to Baker Hughes, Inc., contemporaneously with the delivery to the parties. (i) this Agreement,
(ii) the Release and Reassignment of Production Payment and Deed of Trust, (iii) documents releasing any judgment liens against TEI by the Baker Entities filed in West Virginia and/or Texas, (iv) a UCC Termination Statement to be filed in West Virginia, (v) cancelled originals of the Deed of Trust and the pledge agreements of Mr. Woodburn and Mr. Bagley and (vi) the original. stock certificates and cancelled, blank stock powers certificates delivered with the pledge agreements (collectively the "Settlement Documents").

         B.       Prior payments and production payments
                  --------------------------------------
         The Baker Entities will retain all prior payments received from TEI, or on its behalf, in addition to all payments heretofore received or which may be or become due under the Production Assignment on or before the date of this Agreement. Any such payments received by TEI shall be immediately paid to the Baker Entities.

         C.       Delivery of the Settlement Documents
                  ------------------------------------
         Contemporaneously with the delivery of the $350,000. by TEI to the Baker Entities, the Baker Entities shall deliver the Settlement Documents, appropriately executed and notarized (as may be required). TEI shall be solely responsible for filing any of the Settlement Documents with any state, federal, county or other government entity, department or agency, as TEI may deem appropriate, at TEI's sole cost and expense.


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



                        III. RELEASE AND INDEMNIFICATION

         A.       TEI's Release of the Baker Entities
                  ----------------------------------
         For and in consideration of the covenants and agreements of the Baker Entities in this Agreement, each of TEI, Mr. Woodburn and Mr. Bagley (the "TEI Releasors") hereby RELEASES, DISCHARGES, AND ACQUITS the Baker Entities, their employees, agents, representatives, directors, shareholders, officers, affiliates, subsidiaries, heirs, executors, administrators, insurers, assigns, attorneys and legal representatives, and each of them (the "Baker Releasees") from any and all judgments and claims of any kind whatsoever, including without limitation, demands, debts, dues, liens, or causes of action at law, in equity, in contract, or in tort, under the common law or a statute, regulation, or law of the State of Texas or any other state or jurisdiction, or the United States, as well as claims for damages of any kind whatsoever, including without limitation, lost profits, loss of income, any other economic losses or damages, punitive, exemplary, consequential, treble, or additional damages of any kind, attorneys fees, court costs, prejudgment interest, post-judgment interest, and any other damages, that the TEI Releasors, or any of them, have or might have or have incurred or might incur, irrespective of when or how any such arose or may have arisen, whether now or in the future, including without limitation, in any way arising from or related to the Claims, the Judgments, or either of them, the collection and enforcement of the Judgments or either of them, the filing of the 2003 Bankruptcy and/or any involuntary bankruptcy petition and/or the entry of any order for relief in any such bankruptcy case, including without limitation claims related to venue or any other matter, whether now known or unknown, and irrespective of whether any such could have, with the exercise of reasonable diligence been discovered, it being the specific intention of the TEI Releasors by this Agreement to release and discharge the Baker Releasees from any and all claims the TEI Releasor's, or any of them, have or may have, arising, or alleged to have arisen, as a result of any conduct of any sort, of any person or entity, including without limitation the Baker Releasees, or any of them, on or before the date of this Agreement or in connection with the filing of the 2003 Bankruptcy, the Judgments or the February Agreement, or otherwise, and excepting from this release only claims for the breach of this Agreement. As further consideration for this Agreement, TEI hereby stipulates that the Baker Entities properly and timely served the Involuntary Petition and the Summons on TEI in the 2003 Bankruptcy.

         B.       TEI's Indemnification of the Baker Entities
                  -------------------------------------------
         FOR THE SAME CONSIDERATION AS HEREINABOVE GIVEN BY THE BAKER ENTITIES, THE TEI RELEASORS, AND EACH OF THEM, EXPRESSLY AGREE TO FULL Y DEFEND,
INDEMNIFY,  AND HOLD  HARMLESS  THE  BAKER  RELEASEES  FROM ANY  CLAIM,  DEMAND,
LIABILITY, COST, OR EXPENSE OF ANY KIND OR CHARACTER, INCLUDING, WITHOUT LIMITATION, FOR ATTORNEY'S FEES INCURRED, WHICH MAY ARISE, ARISE, AND/OR ARE ALLEGED TO HAVE ARISEN AS A RESULT OF CLAIMS


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

AND/OR  ALLEGATIONS  MADE BY ANY PERSON OR ENTITY ARISING BY, THROUGH,  OR UNDER
THE TEI RELEASORS, OR ANY OF THEM, IN CONNECTION WITH ANY MATTER RELEASED HEREUNDER, REGARDLESS OF WHETHER SAID LIABILITY BE DIRECT OR BY WAY OF INDEMNITY, CONTRIBUTION, OR SUBROGATION.

         C.       The Baker Entities' Release of TEI. Woodburn and Bagley
                  -------------------------------------------------------
         For and in consideration of the covenants and agreements of TEI in this Agreement, The Baker Entities hereby RELEASE, DISCHARGE, AND ACQUIT TEI, its employees, agents, representatives, directors, shareholders, officers, affiliates, subsidiaries, heirs, executors, administrators, insurers, assigns, attorneys and 1egal representatives, Mr. Bagley and Mr. Woodburn, and each of them, (the "TEI Releasees") from any and all judgments and claims of any kind whatsoever, including without limitation, demands, debts, dues, liens, or causes of action at law, in equity, in contract, or in tort, under the common law or a statute, regulation, or law of the State of Texas or any other state or jurisdiction, or the United States, as well as claims for damages of any kind whatsoever, including without limitation, lost profits, loss of income, any other economic losses or damages, punitive, exemplary, consequential, treble, or additional damages of any kind, attorneys fees, court costs, prejudgment interest, post-judgment interest, and any other damages, that the Baker
Entities, or any of them, have or might have or have incurred, in any way arising at any time prior to the effective date of this Agreement, irrespective of how any such arose or may have arisen, including without limitation, in any way arising from or related to the Claims, the Judgments, or either of them, or any other matter, whether now known or unknown, and irrespective of whether any such could have, with the exercise of reasonable diligence been discovered prior to the execution of this Agreement, it being the specific intention of the Baker Entities by this Agreement to release and discharge the TEI Releasees from any and all claims which could or may be made or brought by through or under the Baker Entities, or any of them, arising, or alleged to have arisen, as a result of any conduct of any sort, of the TEI Releasees, or any of them, occurring on or before the date of this Agreement, including without limitation all matters in any way related to the Judgments and excepting from this release only claims for the breach of this Agreement. The Deed of Trust, the Woodburn Pledge, the Bagley Pledge and the Production Assignment are hereby, in all things, cancelled. The Judgments are hereby RELEASED.

         D.       Final Release.
                  -------------
         1. It is the mutual intent of the Parties hereto that this Agreement is and shall be final, conclusive, binding, enforceable and non-terminable as of, from and after the Effective Date of this Agreement, and
         2. Regardless of any change in the law (statutory, decisional or otherwise) at any time after the date of this Agreement; and/or whether any of the facts with respect to or otherwise on the basis of which any Party has entered into and/or executed this Agreement, is at any time after the date of


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

this Agreement found or proven to be different in any manner whatsoever from the facts now believed by any Party to be true as of the date of the execution of this Agreement; and/or
         3. The discovery after the date of the execution of this Agreement, of any additional claims which any Party to this Agreement may have had against any other Party and all related facts and circumstances.

         E.       Further Documents - No Liability
                  --------------------------------
         Upon the reasonable request of TEI to the Baker Entities, and the delivery to the Baker Entities by TEI of the appropriate document, the Baker Entities shall execute and deliver to TEI for filing, such other and further releases as may be necessary to fully effectuate the intent of this Agreement. All costs of preparation and filing shall be paid by TEI. Absent the unreasonable failure of the Baker Entities to execute and deliver such documents, if any, within a reasonable time, which in no event shall be less than sixty (60) days from the date the Baker Entities receive the document, TEI agrees that the Baker Entities shall have no liability whatsoever to TEI for any damages incurred by TEI with respect to any release delivered pursuant to this paragraph.


                          IV. THE BANKRUPTCY DISMISSAL
                              ------------------------

         A.       Motion to Dismiss the Bankruptcy Case.
                  -------------------------------------
         After the execution and delivery of this Agreement, the Baker Entities agree to submit to the Bankruptcy Court a Motion to Dismiss the Bankruptcy Case (the "Motion to Dismiss"). The motion to Dismiss shall provide, in part, that a basis for the dismissal includes the settlement of the Claims. The parties may also submit a request for expedited hearing on the Motion to Dismiss, and the parties hereto shall consent to expedited consideration of the Motion to Dismiss.

         B. Payment of Bankruptcy Costs, Fees, Administrative Expenses, Trustee's Fees and Trustee's Attorney's Fees
                  --------------------------------------------------------------
         Contemporaneously with the dismissal of the Bankruptcy Case, TEI shall pay all costs, fees, administrative expenses, Trustee's fees and Trustee's attorney's fees incurred in connection with the Bankruptcy Case, excluding the attorneys' fees of the Baker Entities.

                                 V. ARBITRATION
                                   ------------

         Any dispute between the parties arising by virtue of this Agreement, the Judgments, or otherwise, concerning any matter, at law, or in equity shall be finally determined by arbitration before an arbitrator from the American
Arbitration Association, in accordance with the rules of the American arbitration Association as promulgated from time to time. A party may request three


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

arbitrators in which event TEI and the Baker Entities shall each choose one arbitrator who shall together choose a third, but the party requesting three arbitrators shall pay for two of them in advance. The cost of arbitration and attorneys fees incurred shall be paid by the non-prevailing party, which shall be determined by the arbitrator. Any such arbitration shall be conducted in Houston, Texas and the award shall. not be appealable in any state or federal court and may be entered in any state or federal court as a final judgment of said court.


                          VI. MISCELLANEOUS PROVISIONS
                              ------------------------

         A. The Baker Entities and TEI expressly warrant and represent as part of the consideration for the execution of this Agreement that they have consulted with an attorney or advisor of their choosing prior to executing this Agreement. The Parties, each for him or itself, further warrant that they are fully competent to execute this Agreement and that this Agreement is executed voluntarily and without reliance on any representation of any kind or character not expressly herein set forth.

         B. The Parties expressly understand and agree that the agreements herein contained and the consideration transferred is to compromise disputed claims, avoid further litigation, and buy peace, and that no payments made nor releases or other consideration given shall be construed as an admission of liability, all liability being expressly denied.

         C. The Baker Entities, TEI, Mr. Woodburn and Mr. Bagley each expressly warrant and represent that each for himself or itself, respectively, has not assigned, pledged, or otherwise, in any manner whatsoever, sold or transferred any right, title, interest, or claim which they have or may have, individually or collectively, in connection with, related to, or arising out of the Settlement Documents, Claims, the Judgments and/or the matters released by this Agreement.

         D. The terms of this Agreement are contractual and not mere recitals.

         E. This Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument.

         F. This Agreement constitutes the entire agreement between the parties. Unless specifically set forth in this Agreement there are no understandings or representations of any sort upon which any party hereto relies as an inducement to execute this Agreement.

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



         G. No provisions of this Agreement shall be amended, modified or waived except by an express writing duly signed by the party against whom such amendment, modification or waiver is asserted.

         H. THIS AGREEMENT SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING ANY EFFECT TO ANY LAWS OR PROVISIONS CONCERNING CONFLICTS OR CHOICES OF LAWS.

         I. All notices, requests, demands, and other communications under this Agreement shall be deemed to have been duly given on the date of service and served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         To:      Western Geophysical, a division
                  of Western Atlas International, Inc. and
                  Baker Hughes Oilfield Operations, Inc.
                  d/b/a Baker Hughes Inteq
                  c/o Michael A. Lam, P .C.
                  2000 Smith St.
                  Houston, Texas 77002

         To:      Trans Energy, Inc.
                  c/o Loren Bagley
                  210 Second Street
                  P.O. Box 393
                  St. Marys, West Virginia 26170

         J. The subject headings in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         K. No consent or waiver expressed or implied by any Party to this Agreement to or of any breach or default by any other Party to this Agreement in the performance by such other Party of its or his obligations hereunder shall be deemed or construed to be a consent or waiver to or of any breach or default of any other Party of the same or any subsequent obligations hereunder. Failure on the part of any Party to this Agreement to complain of any act or failure to act of any Party to this Agreement or to declare such Party in default, irrespective of how long such failure continues, shall not constitute a waiver by the non-defaulting Parties of their rights hereunder.

         L. If any provision of this Agreement is held to be unlawful, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, and this Agreement shall be construed and enforced without giving effect to such unlawful, invalid or unenforceable provision.

         IN WITNESS WHEREOF, the parties sign this Agreement effective as of the 23rd day of December 2003.

                                       BAKER HUGHES OILFIELD OPERATIONS,
                                       INC. d/b/a BAKER HUGHES INTEQ and
                                       WESTERN GEOPHYSICAL, a division of
                                       WESTERN ATLAS INTERNATIONAL, INC.

                                       BY:  /s/ Christopher Ryan
                                           --------------------------------
                                            Christopher Ryan
                                       ITS: Manager of Collections,
                                            Authorized Agent


                                       TRANS ENERGY, INC.

                                       BY:  /s/ Loren Bagley
                                            --------------------------------
                                            Loren Bagley
                                       ITS: Vice President


                                                /s/ Loren Bagley
                                                --------------------------------
                                                Loren Bagley, Individually


                                                /s/ William Woodburn
                                                --------------------------------
                                                William Woodburn, Individually




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